Delaware Group Equity Funds V

Delaware Retirement Income Fund

Supplement to Prospectus dated January 31, 2000

The following replaces the information in the section of the Prospectus entitled "Portfolio managers" under "Who manages the Fund":

Peter C. Andersen has primary responsibility for making day-to- day investment decisions for Delaware Retirement Income Fund regarding its investments in fixed-income securities. In making investment decisions for the Fund, Mr. Andersen regularly consults with Jude T. Driscoll.

Peter C. Andersen, Vice President/Senior Portfolio Manager, earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the Physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. He has been participating in the management of the Fund since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Fund as described above on September 29, 2000.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

As of January 19, 2001, Nancy M. Crouse and Damon J. Andres assumed primary responsibility for making day-to-day investment decisions for Delaware Retirement Income Fund regarding its investments in equity securities.

Nancy M. Crouse, Vice President/Senior Portfolio Manager, earned a master's degree in business administration with a concentration in finance from the University of Pittsburgh and a bachelor's degree in international affairs from Lafayette College. She is a senior portfolio manager and an analyst for Delaware Investments' large cap value products and manages a sector team covering the consumer industries. Prior to joining Delaware Investments in 1993, she was Vice President of CoreStates Investment Advisers. She began her career as a credit analyst for Philadelphia National Bank. She is a Chartered Financial Analyst.

Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. He is the portfolio manager and analyst for the Delaware REIT Fund. Mr. Andres' previous assignments at Delaware Investments include acting as a quantitative analyst for the firm's large cap value wrap product. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a Chartered Financial Analyst.